                                                                   EXHIBIT 10(p)


                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT


         THIS SECOND AMENDMENT ("Amendment") dated as of February 28, 2002, by and among the borrowers listed on Schedule 1 (collectively "Companies") and Comerica Bank, a Michigan banking corporation ("Bank").

                                    RECITALS:

         A. Companies and Bank entered into a Credit Agreement dated as of April 25, 2001, as amended by a First Amendment dated November 2, 2001 ("Agreement").

         B. Companies and Bank desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

1. Section 9.2 of the Agreement is amended to read in its entirety as follows:

         "9.2     Consolidated Tangible Net Worth. Permitted Consolidated
Tangible Net Worth at any time to be less than the following amounts during the periods specified below:

         Period                                               Amount
         ------                                               ------
         December 31, 2001 through March 30, 2002             $10,000,000
         March 31, 2002 through June 29, 2002                 $10,225,000
         June 30, 2002 through September 29, 2002             $10,325,000
         September 30, 2002 through December 30, 2002         $10,475,000
         December 31, 2002 and thereafter                     $10,525,000"

         2. The Companies did not comply with the pre-Second Amendment provisions of Section 9.2 of the Agreement for the period ended December 31, 2001. The Bank hereby waives any default under the Agreement arising as a result of such non-compliance with the provisions of Section 9.2 as in effect prior to this Amendment for the period ended December 31, 2001.

         3. Companies hereby represent and warrant that, after giving effect to the amendments and waivers contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within each Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of the Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of each Company set forth in Sections 7.1 through 7.15 of the

Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of each Company set forth in Section 7.16 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Companies in accordance with Section 8.1 of the Agreement; and (d) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, as hereby amended, has occurred and is continuing as of the date hereof.

         4. Except as expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.

         5. This Amendment shall be effective upon (a) the payment by Companies to Bank of a non-refundable amendment fee in the amount of $10,000 and
(b) execution of this Agreement by Companies and the Bank.

         IN WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK                                  DETREX CORPORATION



By:                                            By:
    ---------------------------                    -------------------------
                                                   Robert M. Currie

Its:                                           Its:      Secretary
    ---------------------------                    -------------------------



                                               THE ELCO CORPORATION



                                               By:
                                                   -------------------------
                                                   Robert M. Currie

                                               Its:      Secretary
                                                   -------------------------



                                               HARVEL PLASTICS, INC.



                                               By:
                                                  --------------------------



                                               Its:
                                                   -------------------------



                                               S.O. REALTY, INC.



                                               By:
                                                   -------------------------
                                                   Robert M. Currie

                                               Its:      Secretary
                                                   -------------------------

                                   SCHEDULE 1



Detrex Corporation

The Elco Corporation

Harvel Plastics, Inc.

S.O. Realty, Inc.